T. ROWE PRICE BALANCED FUND, INC.
                   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
                    T. ROWE PRICE CAPITAL APPRECIATION FUND
                  T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
                T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
             T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
                    T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
                        T. ROWE PRICE EQUITY INCOME FUND
                       T. ROWE PRICE EQUITY SERIES, INC.
                  T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
                   T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
                    T. ROWE PRICE GROWTH & INCOME FUND, INC.
                     T. ROWE PRICE GROWTH STOCK FUND, INC.
                    T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                        T. ROWE PRICE INDEX TRUST, INC.
              T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
                    T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                     T. ROWE PRICE MID-CAP VALUE FUND, INC.
                     T. ROWE PRICE NEW AMERICA GROWTH FUND
                        T. ROWE PRICE NEW ERA FUND, INC.
                     T. ROWE PRICE NEW HORIZONS FUND, INC.
                  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                      T. ROWE PRICE REAL ESTATE FUND, INC.
                 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
                    T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
                    T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
                       T. ROWE PRICE SPECTRUM FUND, INC.
                    T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
                         T. ROWE PRICE VALUE FUND, INC.
                                      and
                        INSTITUTIONAL EQUITY FUNDS, INC.

                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, James S. Riepe, Joel H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any (i) Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Corporation/Trust) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation or Master Trust Agreement of the Corporation/Trust.




PAGE 34
     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



ALL CORPORATIONS/TRUSTS

/s/Joseph A. Carrier
____________________________        Treasurer (Principal Financial Officer)
April 25, 2001
Joseph A. Carrier

/s/Donald W. Dick, Jr.
____________________________        Director/Trustee April 25, 2001
Donald W. Dick, Jr.

/s/David K. Fagin
____________________________        Director/Trustee April 25, 2001
David K. Fagin

/s/Hanne M. Merriman
____________________________        Director/Trustee April 25, 2001
Hanne M. Merriman

/s/Hubert D. Vos
____________________________        Director/Trustee April 25, 2001
Hubert D. Vos

/s/Paul M. Wythes
____________________________        Director/Trustee April 25, 2001
Paul M. Wythes

















                             (Signatures Continued)
      JAMES S. RIEPE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE SPECTRUM FUND, INC.

INSTITUTIONAL EQUITY FUNDS, INC.








PAGE 35
              JAMES S. RIEPE, Vice President and Director/Trustee


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. ROWE PRICE VALUE FUND, INC.


/s/James S. Riepe
____________________________                      April 25, 2001
James S. Riepe





                             (Signatures Continued)
                     M. DAVID TESTA, Chairman of the Board

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.



                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND




PAGE 36
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.



                     M. DAVID TESTA, President and Director


T. ROWE PRICE EQUITY SERIES, INC.

INSTITUTIONAL EQUITY FUNDS, INC.



              M. DAVID TESTA, Vice President and Director/Trustee


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE SPECTRUM FUND, INC.


/s/M. David Testa
____________________________                      April 25, 2001
M. David Testa


                             (Signatures Continued)
                      JAMES A.C. KENNEDY, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.








PAGE 37
                JAMES A.C. KENNEDY, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

INSTITUTIONAL EQUITY FUNDS, INC.


/s/James A.C. Kennedy
____________________________                      April 25, 2001
James A.C. Kennedy


















                             (Signatures Continued)
                           JOHN H. LAPORTE, Director

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.





                JOHN H. LAPORTE, President and Director/Trustee

T. ROWE PRICE NEW HORIZONS FUND, INC.





                  JOHN H. LAPORTE, Vice President and Director


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND


/s/John H. Laporte
____________________________                      April 25, 2001
John H. Laporte





PAGE 38




















                                    (Signatures Continued)
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.



/s/Larry J. Puglia
____________________________        President     April 25, 2001
Larry J. Puglia


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.



/s/Richard T. Whitney
____________________________        President     April 25, 2001
Richard T. Whitney


T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.



/s/William J. Stromberg
____________________________        President     April 25, 2001
William J. Stromberg


T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE VALUE FUND, INC.



/s/Brian C. Rogers
____________________________        President     April 25, 2001
Brian C. Rogers


T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.




PAGE 39


/s/Gregory A. McCrickard
____________________________        President     April 25, 2001
Gregory A. McCrickard


T. ROWE PRICE NEW ERA FUND, INC.



/s/Charles M. Ober
____________________________        President     April 25, 2001
Charles M. Ober




                             (Signatures Continued)
T. ROWE PRICE REAL ESTATE FUND, INC.



/s/David M. Lee
____________________________        President     April 25, 2001
David M. Lee


T. ROWE PRICE CAPITAL APPRECIATION FUND

/s/Richard P. Howard
____________________________        President     April 25, 2001
Richard P. Howard


T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

/s/Charles A. Morris
____________________________        President     April 25, 2001
Charles A. Morris


T. ROWE PRICE GROWTH & INCOME FUND, INC.

/s/Robert W. Sharps
____________________________        President     April 25, 2001
Robert W. Sharps


T. ROWE PRICE GROWTH STOCK FUND, INC.

/s/Robert W. Smith
____________________________        President     April 25, 2001
Robert W. Smith


T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.





PAGE 40
/s/Robert N. Gensler
____________________________        President     April 25, 2001
Robert N. Gensler


T. ROWE PRICE MID-CAP GROWTH FUND, INC.

/s/Brian W.H. Berghuis
____________________________        President     April 25, 2001
Brian W.H. Berghuis
                                    (Signatures Continued)
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

/s/Preston G. Athey
____________________________        President     April 25, 2001
Preston G. Athey


T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

/s/Thomas J. Huber
____________________________        President     April 25, 2001
Thomas J. Huber


T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

/s/Anna M. Dopkin
____________________________        President     April 25, 2001
Anna M. Dopkin


T. ROWE PRICE HEALTH SCIENCES FUND, INC.

/s/Kris H. Jenner
____________________________        President     April 25, 2001
Kris H. Jenner


T. ROWE PRICE NEW AMERICA GROWTH FUND

/s/Marc L. Baylin
____________________________        President     April 25, 2001
Marc L. Baylin


T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

/s/Donald J. Peters
____________________________        President     April 25, 2001
Donald J. Peters


ATTEST:






PAGE 41
/s/Patricia B. Lippert
____________________________
Patricia B. Lippert, Secretary